Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
aslevine@adobe.com
FOR IMMEDIATE RELEASE
Adobe Raises Annual Targets on Strong Q1 Results
Company Achieves Record Quarterly Revenue Across Creative Cloud, Document Cloud and Experience Cloud
SAN JOSE, Calif. - March 23, 2021 - Adobe (Nasdaq:ADBE) today reported financial results for its first quarter fiscal year 2021 ended March 5, 2021.
First Quarter Fiscal Year 2021 Financial Highlights
•Adobe achieved record quarterly revenue of $3.91 billion in its first quarter of fiscal year 2021, which represents 26 percent year-over-year growth. Diluted earnings per share was $2.61 on a GAAP basis, representing 33 percent year-over-year growth, and $3.14 on a non-GAAP basis, representing 38 percent year-over-year growth.
•Digital Media segment revenue was $2.86 billion, which represents 32 percent year-over-year growth. Creative revenue grew to $2.38 billion, representing 31 percent year-over-year growth. Document Cloud revenue was $480 million, representing 37 percent year-over-year growth.
•Digital Media Annualized Recurring Revenue (“ARR”) increased $435 million quarter-over-quarter to $10.69 billion exiting the quarter. Creative ARR grew to $9.12 billion and Document Cloud ARR grew to $1.57 billion.
•Digital Experience segment revenue was $934 million, representing 24 percent year-over-year growth. Digital Experience subscription revenue was $812 million, representing 27 percent year-over-year growth.
•GAAP operating income in the first quarter was $1.45 billion, and non-GAAP operating income was $1.83 billion. GAAP net income was $1.26 billion, and non-GAAP net income was $1.52 billion.
•Cash flows from operations were $1.77 billion.
•Remaining Performance Obligation (“RPO”) exiting the quarter was $11.61 billion, representing 17 percent year-over-year growth.
•Adobe repurchased approximately 1.9 million shares during the quarter.
Adobe’s first quarter fiscal 2021 results benefited from an extra week in the quarter due to the company’s 52/53 week financial calendar whereby fiscal 2021 is a 53-week year compared with fiscal 2020, which was a 52-week year.
A reconciliation between GAAP and non-GAAP results is provided at the end of this press release and on Adobe’s website.
Executive Quotes
“Adobe drove record Q1 revenue and we are raising our annual targets based on the tremendous opportunity across our business and our continued confidence in our global execution,” said Shantanu Narayen, president and CEO, Adobe. “Adobe’s Creative Cloud, Document Cloud

and Experience Cloud have become mission critical to all customer segments—from students to individuals to large enterprises—across the world.”
“Our execution in the first quarter was strong, driving accelerated revenue growth and earnings,” said John Murphy, executive vice president and CFO, Adobe. “Adobe is unique in its ability to drive both top-line and bottom-line growth with strong cash flows and margins.”
Adobe Provides Second Quarter Financial Targets
The following table summarizes Adobe’s second quarter fiscal year 2021 targets:

Total revenue	~$3.72 billion
Digital Media segment revenue	~21 percent year-over-year growth
Digital Media annualized recurring revenue (ARR)	~$450 million of net new ARR
Digital Experience segment revenue	~18 percent year-over-year growth
Digital Experience subscription revenue	~20 percent year-over-year growth
Tax rate	GAAP: ~19.5 percent	Non-GAAP: ~16 percent
Share count	~482 million shares
Earnings per share	GAAP: ~$2.09	Non-GAAP: ~$2.81
Adobe Provides Updated Fiscal 2021 Annual Targets
Adobe today is providing updated fiscal 2021 annual targets, factoring in the company’s strong first quarter business performance and the momentum reflected in the company’s second quarter targets.
The following table summarizes Adobe’s updated fiscal year 2021 targets:

Total revenue	~$15.45 billion
Digital Media segment revenue	~22 percent year-over-year growth
Digital Media annualized recurring revenue (ARR)	~$1.8 billion of net new ARR
Digital Experience segment revenue	~20 percent year-over-year growth
Digital Experience subscription revenue	~23 percent year-over-year growth
Tax rate	GAAP: ~17.5 percent	Non-GAAP: ~16 percent
Share count	~481 million shares
Earnings per share	GAAP: ~$9.13	Non-GAAP: ~$11.85
A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release.

Adobe to Webcast First Quarter Earnings Conference Call
Adobe will webcast its first quarter fiscal year 2021 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference. A reconciliation between GAAP and non-GAAP earnings results and financial targets is also provided on the website.
Forward-Looking Statements Disclosure
This press release contains forward-looking statements, including those related to business momentum, the financial impacts of the Workfront acquisition, the effects of the COVID-19 pandemic on our business and results of operations, our market opportunity, market trends, current macroeconomic conditions, customer success, revenue, operating margin, seasonality, annualized recurring revenue, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements, introduction of new technology, information security and privacy, potential interruptions or delays in hosted services provided by us or third parties, macroeconomic conditions and economic impact of the COVID-19 pandemic, risks associated with cyber-attacks, complex sales cycles, risks related to the timing of revenue recognition from our subscription offerings, fluctuations in subscription renewal rates, failure to realize the anticipated benefits of past or future acquisitions, failure to effectively manage critical strategic third-party business relationships, changes in accounting principles and tax regulations, uncertainty in the financial markets and economic conditions in the countries where we operate, and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2020 ended Nov. 27, 2020, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2021.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our quarter ended March 5, 2021, which Adobe expects to file in late March or early April 2021. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
About Adobe
Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2021 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended
	March 5, 2021	February 28, 2020
Revenue:
Subscription	$3,584	$2,732
Product	155	143
Services and other	166	216
Total revenue	3,905	3,091

Cost of revenue:
Subscription	324	274
Product	10	7
Services and other	113	171
Total cost of revenue	447	452

Gross profit	3,458	2,639

Operating expenses:
Research and development	620	532
Sales and marketing	1,049	857
General and administrative	290	271
Amortization of intangibles	45	42
Total operating expenses	2,004	1,702

Operating income	1,454	937

Non-operating income (expense):
Interest expense	(30)	(33)
Investment gains (losses), net	5	(3)
Other income (expense), net	4	18
Total non-operating income (expense), net	(21)	(18)
Income before income taxes	1,433	919
Provision for (benefit from) income taxes	172	(36)
Net income	$1,261	$955
Basic net income per share	$2.63	$1.98
Shares used to compute basic net income per share	479	482
Diluted net income per share	$2.61	$1.96
Shares used to compute diluted net income per share	483	488

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	March 5, 2021	November 27, 2020
ASSETS

Current assets:
Cash and cash equivalents	$3,452	$4,478
Short-term investments	1,511	1,514
Trade receivables, net of allowances for doubtful accounts of $21 for both periods	1,520	1,398
Prepaid expenses and other current assets	901	756
Total current assets	7,384	8,146

Property and equipment, net	1,530	1,517
Operating lease right-of-use assets, net	477	487
Goodwill	11,845	10,742
Other intangibles, net	1,729	1,359
Deferred income taxes	1,262	1,370
Other assets	758	663
Total assets	$24,985	$24,284

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$254	$306
Accrued expenses	1,243	1,422
Deferred revenue	4,134	3,629
Income taxes payable	81	63
Operating lease liabilities	94	92
Total current liabilities	5,806	5,512

Long-term liabilities:
Debt	4,119	4,117
Deferred revenue	151	130
Income taxes payable	540	529
Deferred income taxes	81	10
Operating lease liabilities	494	499
Other liabilities	248	223
Total liabilities	11,439	11,020

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in-capital	7,617	7,357
Retained earnings	20,521	19,611
Accumulated other comprehensive income (loss)	(141)	(158)
Treasury stock, at cost	(14,451)	(13,546)
Total stockholders’ equity	13,546	13,264
Total liabilities and stockholders’ equity	$24,985	$24,284

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	March 5, 2021	February 28, 2020
Cash flows from operating activities:
Net income	$1,261	$955
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	196	188
Stock-based compensation	260	217
Unrealized investment (gains) losses, net	—	6
Other non-cash adjustments	138	(70)
Changes in deferred revenue	471	114
Changes in other operating assets and liabilities	(554)	(85)
Net cash provided by operating activities	1,772	1,325

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(4)	48
Purchases of property and equipment	(59)	(94)
Purchases and sales of long-term investments, intangibles and other assets, net	(25)	(2)
Acquisitions, net of cash acquired	(1,470)	—
Net cash used for investing activities	(1,558)	(48)

Cash flows from financing activities:
Repurchases of common stock	(950)	(850)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(304)	(379)
Proceeds from issuance of debt	—	3,144
Repayment of debt	—	(3,150)
Other financing activities, net	10	2
Net cash used for financing activities	(1,244)	(1,233)
Effect of exchange rate changes on cash and cash equivalents	4	(6)
Net increase (decrease) in cash and cash equivalents	(1,026)	38
Cash and cash equivalents at beginning of period	4,478	2,650
Cash and cash equivalents at end of period	$3,452	$2,688

Non-GAAP Results
(In millions, except per share data)
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended
	March 5, 2021	February 28, 2020	November 27, 2020
Operating income:

GAAP operating income	$1,454	$937	$1,215
Stock-based and deferred compensation expense	286	214	239
Amortization of intangibles	89	94	84
Non-GAAP operating income	$1,829	$1,245	$1,538

Net income:

GAAP net income	$1,261	$955	$2,250
Stock-based and deferred compensation expense	286	214	239
Amortization of intangibles	89	94	84
Investment (gains) losses, net	(5)	3	(6)
Income tax adjustments	(116)	(159)	(1,204)
Non-GAAP net income	$1,515	$1,107	$1,363

Diluted net income per share:

GAAP diluted net income per share	$2.61	$1.96	$4.64
Stock-based and deferred compensation expense	0.59	0.44	0.49
Amortization of intangibles	0.19	0.19	0.17
Investment (gains) losses, net	(0.01)	0.01	(0.01)
Income tax adjustments	(0.24)	(0.33)	(2.48)
Non-GAAP diluted net income per share	$3.14	$2.27	$2.81

Shares used in computing diluted net income per share	483	488	484

The following table shows Adobe’s GAAP first quarter fiscal year 2021 tax rate reconciled to the non-GAAP tax rate included in this release.

First Quarter Fiscal 2021
Effective income tax rate:

GAAP effective income tax rate	12.0%
Income tax adjustments	5.5
Stock-based and deferred compensation expense	(1.1)
Amortization of intangibles	(0.4)
Non-GAAP effective income tax rate	16.0%

Reconciliation of GAAP to Non-GAAP Financial Targets
(Shares in millions)
The following tables show Adobe's second quarter fiscal year 2021 financial targets reconciled to the non-GAAP financial targets included in this release.

Second Quarter Fiscal 2021
Diluted net income per share:

GAAP diluted net income per share	$2.09
Stock-based and deferred compensation expense	0.57
Amortization of intangibles	0.18
Income tax adjustments	(0.03)
Non-GAAP diluted net income per share	$2.81

Shares used to compute diluted net income per share	482

Second Quarter Fiscal 2021
Effective income tax rate:

GAAP effective income tax rate	19.5%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.1)
Income tax adjustments	(2.0)
Non-GAAP effective income tax rate	16.0%

The following tables show Adobe's updated fiscal year 2021 financial targets reconciled to the non-GAAP financial targets included in this release.

Fiscal Year 2021
Diluted net income per share:

GAAP diluted net income per share	$9.13
Stock-based and deferred compensation expense	2.33
Amortization of intangibles	0.71
Income tax adjustments	(0.32)
Non-GAAP diluted net income per share	$11.85

Shares used to compute diluted net income per share	481

Fiscal Year 2021
Effective income tax rate:

GAAP effective income tax rate	17.5%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.1)
Non-GAAP effective income tax rate	16.0%

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.